Krispy Kreme DOUGHNUTS®









ICR XCHANGE CONFERENCE | JANUARY 13, 2014

FORWARD-LOOKING **STATEMENTS**

Some of the information in this presentation represents forward-looking statements that are protected under the Private Securities Litigation Reform Act of 1995. Such statements may reflect our expectations or beliefs about the future, including, without limitation, expectations or beliefs regarding our financial performance. We cannot assure you that we will achieve or realize these expectations. Like any such statements, they are subject to a number of factors, risks and uncertainties that could cause actual results to differ materially from our expectations or beliefs. These factors include items discussed in our SEC filings, including our annual report on Form 10-K for the year ended February 3, 2013. New factors emerge from time to time, and it is not possible for us to predict all such factors or assess the impact of each such factor on Krispy Kreme. If we do make forward-looking statements, we undertake no obligation to update those statements in the future in light of subsequent events. Please note that all of our SEC filings, along with other shareholder relevant information, can be found on the IR portion of our website at www.krispykreme.com.


HOT
Krispy Kreme
ORIGINAL GLAZED
NOW

MISSION

To touch and enhance lives through the joy that is Krispy Kreme

Krispy Kreme

VISION

To be the worldwide leader in sharing delicious tastes and creating joyful memories

OVERVIEW

76 year-old branded retailer & wholesaler of high-quality doughnuts and packaged sweets

Brand familiarity on par with much larger names

812 shops in 23 countries as of Q3 FY14
- 94 Company-owned
- 155 domestic franchise locations
- 563 international franchise shops

Growing worldwide, cash generator, profitable operations and debt free



Krispy Kreme
DOUGHNUTS

Krispy Kreme DOUGHNUTS

WORLDWIDE PRESENCE



Russia
United Kingdom
Canada
Dominican Republic
Puerto Rico
United States
Mexico
Saudi Arabia
Turkey
India
South Korea
Japan
Philippines
Thailand
Singapore
Malaysia
Indonesia
Lebanon
Kuwait
Bahrain
Qatar
UAE
Australia
1-10
11-40
41-90
91-248
249+

812 stores in 23 countries

HOW WE **PLAN TO GROW**



INTERNATIONAL

Build on momentum in new and existing markets

- Announced 60 additional stores in Korea
- Opened in Moscow and Singapore in Q3 and in Delhi and Taiwan this quarter

DOMESTIC

Picking up the pace of expansion

- Company stores
- Current franchisees
- New franchisees

Krispy Kreme DOUGHNUTS

INTERNATIONAL **STORE COUNT**


GOAL
900
204
298
358
417
460
509
563
FY08
FY09
FY10
FY11
FY12
FY13
Q3 FY14
FY17E

DOMESTIC **STORE COUNT**



GOAL
400
245
225
224
229
234
239
249
100
93
83
85
92
97
94
145
132
141
144
142
142
155
FY08
FY09
FY10
FY11
FY12
FY13
Q3 FY14
FY17E
DOMESTIC FRANCHISE
COMPANY
TOTAL

Six Company stores refranchised YTD FY14

DOMESTIC UNIT **GROWTH PLAN**


Krispy Kreme
DOUGHNUTS

Company expansion primarily **in the southeast,** focusing on **small free-standing factory shops**

- At end of Q3, **7 Company small free-standing factories in operation**
- **Expect to build 10 - 15 free-standing** Company shops in fiscal 2015

Krispy Kreme DOUGHNUTS

DOMESTIC UNIT **GROWTH PLAN**

Expanding through **new franchise agreements**

- **15 store agreement in Dallas**
- **10 store agreement in Houston**
- **4 store agreement in Anchorage**

Existing franchisees continuing to expand in the southeast and elsewhere


Krispy Kreme
DOUGHNUTS
DOUGHNUT FACTORY

Krispy Kreme DOUGHNUTS


The
JOY
OF
Krispy Kreme®

The ORIGINAL GLAZED® DOUGHNUT



1937



NOW


Krispy Kreme
CREATES MORE
than just
DOUGHNUTS.

WE DO
WHAT
WE DO
TO HELP
SPREAD
Joy


EAT
Krispy

A LITTLE JOY CAN CHANGE the World




WE MAKE JOY.
AND THAT'S SOMETHING THAT CAN
change the world.


Our BRAND PILLARS
Let's
BE GOOD-HEARTED
BE FUN
BE GENUINE
INSPIRE SHARING
BE SIMPLE
BE CRAVEABLE


Let's
BE CRAVEABLE
IT'S ALL ABOUT REWARDING OUR GUESTS WITH THAT SWEET ESCAPE FROM THEIR REGULAR ROUTINE.

PEOPLE **CRAVE** OUR DOUGHNUTS

The Restaurant Chains With The Most Addictive Food

The Huffington Post | By Carey Polis
Posted: 07/09/2013 1:07 pm EDT

Eighty-three percent of consumers say that cravings are the main reason they purchase food outside their home, according to a new report by market research firm Technomic. Nearly everyone is subject to some kind of comfort food craving at some point, and some restaurants know how to give customers exactly what they want. Want some cheesy biscuits? Go to Red Lobster. How about a massive portion of pasta? Hit up The Cheesecake Factory.

Technomic surveyed 22,459 adults and found that 75 percent of consumers who visit restaurants more than once a week are particularly interested in craveable items that they can't make at home.

Between 350 and 430 people were surveyed about each of the 115 restaurant chains that Technomic tracks. Here are the top performers:



Exhibit 4: Most Craveable Chains by Segment
QSR
Fast Casual
Midscale
Casual Dining
Krispy Kreme
Cold Stone Creamery
Auntie Anne's
Red Lobster
Dairy Queen
Culver's
P.F. Chang's
Zaxby's
Olive Garden
The Cheesecake Factory
Cracker Barrel
Famous Dave's
Firehouse Subs
Chipotle
Noodles & Company
Jason's Deli
IHOP
Waffle House
Big Boy
Bob Evans
Overall Rating (% Excellent)

Krispy Kreme has a pretty commanding lead, perhaps proving that a lot of people fall victim to donut cravings. In fact, dessert chains in general perform well, with Coldstone Creamery and Auntie Annie's (based on any time we've walked around a mall, we're going to go ahead and assume that the cinnamon sugar pretzel is a top seller) rounding out the top three.

Out of the casual dining chains, Red Lobster was deemed more addictive than Olive Garden or Cracker Barrel. Consumers found the seafood options to be the most crave-worthy, but also highlighted the cheddar biscuits.

Noticeably absent from the graph are any burger or pizza chains.

So what does this mean about our eating out habits? Given that only 25 percent of adults eat healthy when eating out, it seems like the other 75 percent are craving foods high in sugar, salt and fat.

To learn more, download a copy of the report here.

Source: The Huffington Post and Technomic

COMPANY SAME STORE **SALES**



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
Krispy Kreme DOUGHNUTS
-0.7%
3.5%
4.0%
5.2%
5.5%
8.4%
FY09
FY10
FY11
FY12
FY13
YTD Q3 FY14

Krispy Kreme DOUGHNUTS

COMPANY SAME STORE **SALES DRIVERS**

Improved **occasion-based marketing** and consumer outreach, including through **social media**

Improved hospitality – ongoing programs to foster an **outstanding consumer experience**

Better looking shops – ongoing **remodels** on both large and small scale

Ongoing **doughnut innovation** and complementary **beverage offerings**



Krispy Kreme DOUGHNUTS

FINANCIALS


Krispy Kreme
DOUGHNUTS
COFFEE BAR

ADJUSTED **NET INCOME** AND ADJUSTED **EPS**


($ in millions, except EPS amounts)
$60
$50
$40
$30
$20
$10
$-
$(10)
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$(0.10)
FY09
FY10
FY11
FY12
FY13 (1)
FY14E (2)
FY15E (2)
Operating income
Adjusted net income
Adjusted EPS

(1) FY13 is exclusive of results for the 53rd week.

(2) Midpoint of management's earnings guidance

Adjusted net income and adjusted EPS are non-GAAP measures. See Appendices.

FREE CASH FLOW



$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
($ in millions)
$11MM YOY
increase in capex
FY09
FY10
FY11
FY12
FY13
FY14E*

* Midpoint of FY14 estimated range.

Free cash flow is a non-GAAP measure. See Appendices.

SMALL FREE-STANDING FACTORY SHOPS

INVESTMENT

	Typical Prototype	Greenville, S.C. Actual (1)
Square footage	2,300	2,462
INVESTMENT		
Doughnut equipment	$ 215,000	$ 216,000
Furniture, fixtures & equipment	235,000	206,000
Owner-supplied items	NA	125,000
Soft costs	NA	41,000
Initial franchise fee	50,000	50,000
Total franchisee-funded	$ 500,000	$ 638,000
Land	$ 810,000	
Building shell and upfit	530,000	
Soft costs	83,000	
Contingency	62,000	
Total landlord investment	$ 1,485,000	
Annual rent (9.5% of LL investment in prototype)	$ 141,075	$ 133,000
Rent per square foot	$ 61	$ 54

(1) Company shop opened January 2013; except for owner-supplied items shown above, land, building and upfit supplied by developer

SMALL FREE-STANDING FACTORY SHOPS

AVERAGE WEEKLY UNIT VOLUMES


7 shops opened to-date
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Greenville, SC
Jacksonville, FL
Matthews, NC (scrape & rebuild)
Doraville, Ga
Knoxville, TN
Burlington, NC
Roswell, Ga

Krispy Kreme DOUGHNUTS

SMALL FREE-STANDING FACTORY SHOPS

EARLY RESULTS – FRANCHISEE-OWNED SHOP

First Shop - Greenville, SC (opened January 2013)

	Three months ended	
Average per week:	July 2013	October 2013
Sales[(1)]	$31,000	$30,000
Shop EBITDAR[(2)]	$6,800	$7,000
Cash rent	(2,600)	(2,600)
"Maintenance" capex[(3)]	(600)	(600)
Shop cash flow	$3,600	$3,800
Annualized cash flow	$187,000	$198,000
Franchisee investment [(4)]	$638,000	$638,000
Cash-on-cash ROI	**29%**	**31%**

(1) Q1 FY14 AUV of +/- $44,000 reflects honeymoon effects and accordingly not presented
(2) Shop 4-wall earnings before interest, taxes, depreciation and rent; reflects 4.5% royalty
(3) Estimated at 2% of sales
(4) Build-to-suit real estate structure; see page 25.

EBITDAR is a non-GAAP measure. See Appendices

SMALL FREE-STANDING FACTORY SHOPS

EARLY READ ON RESULTS

Estimated cost of construction – in the ballpark

Revenues – as much as we hoped
– better than we planned


Krispy Kreme

ROI – well above thresholds on strong top line

Results – very encouraging, but need to be sustained over time

KEY POINTS

76 year-old brand, but **our future is brighter than ever**

Blessings

- Brand beloved the world over
- Best-in-class products
- Compelling long-term opportunities
- Focused strategies
- Capable and energized team

FY14 just a starting point
to what we hope to achieve



Krispy Kreme DOUGHNUTS

CONCLUSION



Krispy Kreme is now squarely on **intelligent, deliberate offense**

An exceptional brand on a path of **consistent, sustainable growth**

No longer about where we have been, but **where we are going**

APPENDICES


KK
Krispy Kreme
DOUGHNUTS
And
COFFEE

NON-GAAP FINANCIAL INFORMATION

These Appendices present non-GAAP financial measures. The Company's non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures used by other companies. These non-GAAP measures have limitations as an analytical tool and should be viewed as supplementing, and not as an alternative or substitute for, the Company's financial results prepared in accordance with GAAP.

ADJUSTED NET **INCOME AND EPS**

As of February 3, 2013, the Company had net deferred income tax assets of approximately $116 million, of which approximately $76 million related to federal and state net operating loss carryovers. The Company's federal net operating loss carryovers totaled approximately $206 million.

The Company has reported cumulative pretax income of over $100 million since the beginning of fiscal 2010, and the Company also has generated significant taxable income during this period. However, because of the Company's utilization of its federal and state net operating loss carryovers and other deferred tax assets, the Company's cash payments for income taxes have been relatively insignificant during this period. As a result, the provision for income tax expense has substantially exceeded cash payments for income taxes. Until such time as the Company's net operating loss carryovers are exhausted or expire, GAAP income tax expense is expected to continue to substantially exceed the amount of cash income taxes payable by the Company.

The Company's fiscal year ends on the Sunday closest to January 31, which periodically results in a 53-week year. Fiscal 2013 contained 53 weeks, while fiscal 2014 will contain 52 weeks.

In the second quarter of fiscal 2014, the Company recorded a charge of $1.0 million related to the refinancing of its secured credit facilities, consisting principally of the writeoff of deferred financing costs related to the Company's term loan, which was retired in full, and the termination of an interest rate hedge related to the term loan. Charges of this nature are not expected to recur on a regular basis.

The following non-GAAP financial information and related reconciliation to GAAP measures are provided to assist the reader in understanding the effects of the above facts and transactions on the Company's results of operations. In addition, the non-GAAP financial information is intended to illustrate the material difference between the Company's income tax expense and income taxes currently payable. These non-GAAP performance measures are consistent with other measurements made by management in the operation of the business which do not consider income taxes except to the extent to which those taxes currently are payable, for example, capital allocation decisions and incentive compensation measurements that are made on a pretax basis.

ADJUSTED NET **INCOME AND EPS**

(In thousands, except per share amounts)

	Historical	
	Year Ended	
	February 3, 2013	January 29, 2012
Net income, as reported	$ 20,779	$ 166,269
Provision for deferred income taxes	13,413	(139,403)
Gain on sale of interest in KK Mexico (net of income taxes of $1,492)	-	(4,706)
Adjusted net income	34,192	22,160
Earnings for the 53rd week	(1,273)	-
Adjusted net income - 52 week basis	$ 32,919	$ 22,160
Adjusted earnings per common share:		
Basic	$ 0.49	$ 0.32
Diluted	$ 0.47	$ 0.31
Weighted average shares outstanding:		
Basic	67,624	69,145
Diluted	69,896	71,497

Krispy Kreme DOUGHNUTS

ADJUSTED NET **INCOME AND EPS**

(In thousands, except per share amounts)

	Management's Earnings Guidance			
	Year Ending			
	February 1, 2015		February 2, 2014	
	From	To	From	To
Net income, as reported	$ 31,300	$ 33,600	$ 24,500	$ 25,800
Loss on refinancing of debt	-	-	1,000	1,000
Provision for deferred income taxes	19,700	21,400	17,100	18,200
Adjusted net income	$ 51,000	$ 55,000	$ 42,600	$ 45,000
Adjusted earnings per common share:				
Basic	$ 0.75	$ 0.81	$ 0.63	$ 0.67
Diluted	$ 0.71	$ 0.76	$ 0.60	$ 0.63
Weighted average shares outstanding:				
Basic	68,000	68,000	67,300	67,300
Diluted	72,000	72,000	71,200	71,200

FREE **CASH FLOW**

($ in millions)

	FY09	FY10	FY11	FY12	FY13	FY14E
Cash provided by operating activities	$ 17	$ 20	$ 21	$ 34	$ 57	$ 56
Less - capital expenditures	(5)	(8)	(10)	(12)	(14)	(25)
Less - scheduled debt principal	(1)	(1)	(1)	(2)	(2)	(1)
Equals - free cash flow	$ 11	$ 11	$ 10	$ 20	$ 41	$ 30

Free cash flow (a non-GAAP measure) is cash provided by operating activities less capital expenditures and scheduled principal payments on debt. The Company believes free cash flow is a useful measure of the Company's ability to generate cash from its operations in excess of amounts required to fund its contractual debt repayment obligations and investments in productive assets, and therefore is a useful measure of cash available for alternative business uses.

FY13 amount is measured on a 52-week basis.

EBITDAR

EBITDAR is a non-GAAP measure which measures a shop's 4-wall earnings before interest, taxes, depreciation and rent. EBITDAR is a frequently used metric in the restaurant industry, and management believes that EBITDAR is a useful measure to both management and investors in understanding and analyzing Company shop financial performance


Krispy Kreme
DOUGHNUTS